UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                          Date of Report: March 1, 2007


                             MIDDLESEX WATER COMPANY
             (Exact name of registrant as specified in its charter)


           NEW JERSEY                      0-422                 22-1114430
           ----------                      -----                 ----------
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)


            1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830
            ---------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (732)-634-1500
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 8.01.  Other Events

Announcement that Middlesex Water has signed a contract to acquire the wastewater system of the Town of Milton in Sussex County, DE through its wholly owned regulated Delaware subsidiary, Tidewater Utilities, as set forth in the attached press release.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.



                                                MIDDLESEX WATER COMPANY
                                                     (Registrant)





                                                s/Kenneth J. Quinn
                                                ------------------
                                                Kenneth J. Quinn
                                                Vice President, General Counsel,
                                                Secretary and Treasurer


Dated:    March 1, 2007

           Middlesex Water Signs Contract to Acquire Wastewater System
                              in Sussex County, DE

         ISELIN, NJ (March 1, 2007) Middlesex Water Company (NASDAQ Global Select Market: MSEX), a provider of water and wastewater services in New Jersey and Delaware, today announced it has signed a contract to acquire the wastewater collection and treatment system of the Town of Milton, Delaware through its wholly owned, regulated Delaware subsidiary, Tidewater Utilities.

         This collection system and treatment plant presently serves approximately 740 customers. Tidewater intends to construct a new state-of-the-art treatment plant to serve both the existing Town residents as well as several thousand new customers projected in areas surrounding the Town. The new plant is anticipated to be constructed as development occurs over the next several years after which, the existing plant will be decommissioned by Tidewater.

         "We are very excited about being part of this solution that links the Town of Milton's commitment to meet the present and future needs of its residents with our company's objectives to develop regional water and wastewater solutions at affordable rates," said Dennis W. Doll, President and CEO of Middlesex Water Company. "This is exactly the kind of public/private partnership our company looks to establish where the foresight and determination of local officials to establish good public policy can be realized with the assistance of private enterprise. This approach is a win for all parties involved, especially for the current and future residents of Milton and the surrounding areas."

         Middlesex Water, established in 1897, is a New Jersey provider of water, wastewater and related services. Tidewater and its affiliated Delaware companies provide service to about 30,000 retail water customers. For information about Middlesex Water, visit www.middlesexwater.com. Visit the Tidewater Utilities, Inc. website at www.tuiwater.com


Contact: Bernadette M. Sohler, Director of Communications
Middlesex Water Company
(732) 634-1500